                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 12, 2001

                                A V N E T, I N C.

             (Exact name of Registrant as Specified in its Charter)

             New York                            1-4224                  11-1890605

    (State or Other Jurisdiction              (Commission             (I.R.S. Employer
         of Incorporation)                    File Number)            Identification
No.)

2211 South 47th Street, Phoenix, Arizona                                    85034
(Address of Principal Executive Offices)                                  (Zip Code)


Registrant's Telephone Number, Including Area Code  - (480) 643-2000


                                 Not Applicable
         (Former Name or Former Address if Changed Since Last Report)

Item 5.     Other Events


      Exhibit 3(i) to this Report is the Registrant's Restated Certificate of Incorporation dated December 11, 2000.

      Exhibit 99 to this report is a Managing Director Contract between the Registrant's Avnet Alfapower GmbH subsidiary and Axel Hartstang.

Item 7.     Financial Statements and Exhibits.

            (a)   Inapplicable.

            (b)   Inapplicable.

            (c)   Exhibits:

                  3(i). Restated Certificate of Incorporation

                  99. Managing Director Contract dated January 22, 2001 between the Registrant's Avnet Alfapower GmbH subsidiary and Axel Hartstang.

No other item of this report form is presently applicable to the Registrant.


                                S I G N A T U R E

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          AVNET, INC.
                                          (Registrant)


Date: February 12, 2001                   By:   /s/ Raymond Sadowski
                                                _______________________________
                                                Raymond Sadowski
                                                Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                            Description of Exhibit
--------------                            ----------------------

      3(i)                                Restated Certificate of Incorporation

      99                                  Managing Director Contract dated
                                          January 22, 2001 between the
                                          Registrant's Avnet Alfapower GmbH
                                          subsidiary and Axel Hartstang